UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 18, 2006

Astoria Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 2 THROUGH 7  NOT APPLICABLE.

Item 1.01     Entry into a Material Definitive Agreement.

          The Boards of Directors of Astoria Financial Corporation, the Company and Astoria Federal Savings and Loan Association, the Association,  at their meetings held on April 19, 2006 adopted an amendment to the Astoria Federal Savings and Loan Association and Astoria Financial Corporation Directors’ Retirement Plan, the Plan, in order to clarify that in the event a director who has a vested benefit under the Plan were to die will serving as a director of the Company or the Association, such director’s beneficiary would not forfeit the director’s vested benefit, unless the director had selected, prior to January 1, 2006, to receive his benefit under the Plan as a single life annuity. No director of the Company or Association who is eligible to receive a benefit under the plan selected a single life annuity benefit option.

          A copy of the Plan as amended is attached hereto as Exhibit 10.1. The description set forth above is subject in its entirety to the terms and conditions set forth in the Plan.

Item 8.01     Other Events.

          The Board of Directors of the Association at its meeting held on April 19, 2006 amended Article III, Section 2 of the Bylaws of the Association to reduce the size of the Board of Directors of the Association from eleven directors to ten. This action, which was effective immediately, is subject to a 30 day review and non-objection by the Office of Thrift Supervision. This action eliminates the directorship which was vacated by the resignation on March 14, 2006 of Robert J. Conway as a director of the Company and the Association.

          The Board of Directors of the Company, at its meeting on March 15, 2006 by resolution, previously took the actions necessary to reduce the size of the Board of Directors of the Company to ten directors and eliminate the vacancy created by Mr. Conway’s resignation.

          A copy of the Bylaws of the Association, as amended, is attached hereto as Exhibit 4.1

The Company also reported that on April 18, 2006, Standard & Poor’s (“S&P”)  raised its long-term counterparty credit rating on Astoria Financial Corporation to ‘BBB’ from ‘BBB-’ and its long-term counterparty rating on the Company’s subsidiary bank, Astoria Federal Savings and Loan Association to ‘BBB+’ from ‘BBB’.  The outlook is stable.

Item 9.01.     Financial Statements and Exhibits.

            (d)     Exhibits

10.1	The Directors’ Retirement Plan of the Association and the Company, as amended, April 19, 2006.

4.1	Bylaws of the Association, as amended, April 19, 2006

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

	By:	/s/ Peter J. Cunningham

Peter J. Cunningham
First Vice President and
Director of Investor Relations
Dated: April 19, 2006

Index of Exhibits

Exhibit No.	Description

10.1	The Directors’ Retirement Plan of the Association and the Company, as amended, April 19, 2006.

4.1	Bylaws of the Association, as amended, April 19, 2006